Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 6

Prospectus supplement dated June 23, 2009

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective May 29, 2009, the Rydex Variable Trust Hedged Equity Fund merged into the Rydex Variable Trust – Multi-Hedge Strategies Fund.  As a result, if any of your policy value was invested in the Rydex Variable Trust Hedged Equity Fund, that policy value will be merged into the Rydex Variable Trust – Multi-Hedge Strategies Fund.  If any portion of your future premium payments is allocated to the Rydex Variable Trust Hedged Equity Fund, you should re-direct that allocation to another sub-account available under your policy.

Effective as of the close of trading of the New York Stock Exchange on May 29, 2009, any administrative program that includes transfers of policy value or allocations to the Rydex Variable Trust Hedged Equity Fund will be updated to reflect the Rydex Variable Trust – Multi-Hedge Strategies Fund.

Effective immediately, all references and information contained in the prospectus for your policy related to the Rydex Variable Trust Hedged Equity Fund are deleted.

2.	Effective June 1, 2009, the investment objective for the Rydex Variable Trust – Multi-Hedge Strategies Fund is revised as follows:

Investment Objective:

The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.